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                                                                    EXHIBIT 10.4

         AMENDMENT TO PURCHASE AGREEMENT dated as of January 18, 2001 by and between Verso Technologies, Inc., a Minnesota corporation (formerly known as Eltrax System, Inc.) (the "Company"), and those persons signatory hereto (each such person being called a "Purchaser" and all such persons, collectively called the "Purchasers") made this 23rd day of January, 2001.

         WHEREAS the Company and the Purchasers desire to amend certain terms and provisions of the Purchase Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         1 Section 1.2(b) is hereby amended and restated in it entirety to read as follows:

                  "1.2(b) The closing of the repurchase of the Old Debentures (the "Repurchase Closing") shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, New York, N.Y. 10022 on February 2, 2001 (the "Repurchase Date").

         2. Section 1.3(b) is hereby amended and restated in it entirety to read as follows:

                  "1.3(b) The "Adjusted Conversion Price" shall be equal to (i) the average closing bid price of a share of common stock of the Company as reported on the NASDAQ National Market for the eight Trading Days preceding the Repurchase Date, multiplied by (ii) 85%.

         3. All other terms and conditions of the Purchase Agreement shall remain in full force and effect without modification. Notwithstanding the foregoing, the parties hereto hereby acknowledge that each of the Purchasers has, on this date, converted $750,000 of principal amount of Old Debentures at an agreed upon conversion price of $1.40 per share.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Purchase Agreement to be duly executed by their respective authorized signatories as of the date indicated above.


                            [SIGNATURE PAGES FOLLOW]



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                                     VERSO TECHNOLOGIES, INC.



                                     By: /s/ Juliet M. Reising
                                         ---------------------------------------
                                         Name:   Juliet M. Reising
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


                                     By: /s/ Steven A. Odom
                                         ---------------------------------------
                                         Name:   Steven A. Odom
                                         Title:  Chairman and Chief Executive
                                                 Officer


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                                    STRONG RIVER INVESTMENTS, INC.


                                        By: /s/ Kenneth Henderson
                                            ------------------------------------
                                            Name:    Kenneth Henderson
                                            Title:   Attorney-in-fact




                                        BAY HARBOR INVESTMENTS, INC.


                                        By: /s/ Kenneth Henderson
                                            ------------------------------------
                                            Name:    Kenneth Henderson
                                            Title:   Attorney-in-fact